UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2013

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of NGL Energy Partners LP, filed with the Securities and Exchange Commission on August 7, 2013 (the “Form 8-K”), which reported under Item 2.01 the completion of a business combination with seven entities affiliated with Oilfield Water Lines, LP (collectively, the “OWL Entities”). This amendment is filed to provide the financial statements of these entities and the pro forma financial information of NGL Energy Partners LP for such transaction as required by Item 9.01. Except as set forth below, all Items of the previously filed Form 8-K are unchanged.

The entities acquired by NGL Energy Partners LP included the following entities that were formed during 2012 by Oilfield Water Lines, LP:

•                  OWL Cotulla SWD, LLC;

•                  OWL Nixon SWD, LLC;

•                  HR OWL, LLC; and

•                  OWL Operating, LLC.

The entities acquired by NGL Energy Partners LP also include the following entities that were acquired by Oilfield Water Lines, LP during 2012:

•                  High Roller Wells Pearsall SWD No. 1, Ltd., which was acquired on August 28, 2012 and renamed OWL Pearsall SWD, LLC;

•                  High Roller Wells Karnes SWD No. 1, Ltd., which was acquired on December 4, 2012 and renamed OWL Karnes SWD, LLC; and

•                  Lotus Oilfield Services, LLC, which was acquired on December 27, 2012.

Item 9.01                   Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The audited consolidated financial statements of Oilfield Water Lines, LP as of December 31, 2012 and for the period from inception (August 6, 2012) through December 31, 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The audited financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. for the period from January 1, 2012 through August 28, 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

The audited financial statements of High Roller Wells Karnes SWD No. 1, Ltd. for the period from inception (March 14, 2012) through December 4, 2012 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

The audited financial statements of Lotus Oilfield Services, LLC for the period from January 1, 2012 through December 27, 2012 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Oilfield Water Lines, LP as of June 30, 2013 and for the six months then ended are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. for the six months ended June 30, 2012 are filed as Exhibit 99.6 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed financial statements of High Roller Wells Karnes SWD No. 1, Ltd. for the period from inception (March 14, 2012) through June 30, 2012 are filed as Exhibit 99.7 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed financial statements of Lotus Oilfield Services, LLC for the six months ended June 20, 2012 are filed as Exhibit 99.8 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2013, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2013, and the unaudited condensed consolidated statement of operations for the three months ended June 30, 2013 of NGL Energy Partners LP and the related notes are filed as Exhibit 99.9 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, dated October 17, 2013

99.1	The audited consolidated financial statements of Oilfield Water Lines, LP as of December 31, 2012 and for the period from inception (August 6, 2012) through December 31, 2012

99.2	The audited financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. for the period from January 1, 2012 through August 28, 2012

99.3	The audited financial statements of High Roller Wells Karnes SWD No. 1, Ltd. for the period from inception (March 14, 2012) through December 4, 2012

99.4	The audited financial statements of Lotus Oilfield Services, LLC for the period from January 1, 2012 through December 27, 2012

99.5	The unaudited condensed consolidated financial statements of Oilfield Water Lines, LP as of June 30, 2013 and for the six months then ended

99.6	The unaudited condensed financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. for the six months ended June 30, 2012

99.7	The unaudited condensed financial statements of High Roller Wells Karnes SWD No. 1, Ltd. for the period from inception (March 14, 2012) through June 30, 2012

99.8	The unaudited condensed financial statements of Lotus Oilfield Services, LLC for the six months ended June 30, 2012

99.9

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2013, and the unaudited condensed consolidated statement of operations for the three months ended June 30, 2013 of NGL Energy Partners LP and the related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: October 17, 2013		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, dated October 17, 2013

99.1	The audited consolidated financial statements of Oilfield Water Lines, LP as of December 31, 2012 and for the period from inception (August 6, 2012) through December 31, 2012

99.2	The audited financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. for the period from January 1, 2012 through August 28, 2012

99.3	The audited financial statements of High Roller Wells Karnes SWD No. 1, Ltd. for the period from inception (March 14, 2012) through December 4, 2012

99.4	The audited financial statements of Lotus Oilfield Services, LLC for the period from January 1, 2012 through December 27, 2012

99.5	The unaudited condensed consolidated financial statements of Oilfield Water Lines, LP as of June 30, 2013 and for the six months then ended

99.6	The unaudited condensed financial statements of High Roller Wells Pearsall SWD No. 1, Ltd. for the six months ended June 30, 2012

99.7	The unaudited condensed financial statements of High Roller Wells Karnes SWD No. 1, Ltd. for the period from inception (March 14, 2012) through June 30, 2012

99.8	The unaudited condensed financial statements of Lotus Oilfield Services, LLC for the six months ended June 30, 2012

99.9

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2013, and the unaudited condensed consolidated statement of operations for the three months ended June 30, 2013 of NGL Energy Partners LP and the related notes